                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005


                                 USN CORPORATION
             (Exact name of registrant as specified in its charter)


         COLORADO                        33-42701                84-1186026
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


     5215 NORTH O'CONNOR, SUITE 200
             IRVING, TEXAS                                        76039
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (972) 686-9102

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 2, 2005, USN Corporation (the "Company") entered into an Amended and Restated Assignment and Purchase Agreement (the "Amended Spotlight Agreement") with Brian Kelly, Michael Reinstein and LGS Holdings, Inc. ("LGS"). The Amended Spotlight Agreement provides that Mr. Kelly's and Mr. Reinstein's membership interests in Spotlight, LLC will be assigned to LGS directly, instead of to the Company as provided in the original Assignment and Purchase Agreement dated June 17, 2005, included as Exhibit 10.2 to the Company's Form 8-K, filed with the Securities and Exchange Commission on June 23, 2005. The Amended Spotlight Agreement contains customary representations, warranties, covenants and closing conditions found in similar transactions. A copy of the Amended Spotlight Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

         On August 2, 2005, the Company also entered into an Amended and Restated Asset Purchase Agreement (the "Amended LGS Agreement") with LGS. The Amended LGS Agreement, provides that the LGS will purchase certain retail jewelry outlets from the Company and 1,368,422 shares of Company common stock, but excludes the Spotlight, LLC membership interests that were included in the original Asset Purchase Agreement dated June 17, 2005, included as Exhibit 10.3 to the Company's Form 8-K, filed with the Securities and Exchange Commission on June 23, 2005, as LGS will purchase those membership interests directly from Mr. Kelly and Mr. Reinstein pursuant to the Amended Spotlight Agreement. The Amended LGS Agreement contains customary representations, warranties, covenants and closing conditions found in similar transactions. A copy of the Amended LGS Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

         The Company entered into the Amended Spotlight Agreement and the Amended LGS Agreement in order to accurately reflect the terms of its transactions with these parties as they were not properly reflected in the original agreements.

         The representations and warranties contained in the Amended LGS Agreement and the Amended Spotlight Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed by the contracting parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, they should not be relied upon by investors as statements of factual information.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The disclosure set forth under the caption "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated by reference in its entirety.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosure set forth under the caption "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated by reference in its entirety. The Company did not register these securities and issued them in reliance on Section 4(2) of the Securities Act.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         The financial statements required by Item 9.01 will be filed within the time periods set forth therein.

         (c)      Exhibits:

                     Exhibit
                     Number                        Reference
                     -------      ----------------------------------------------
                       10.5       Amended and Restated Assignment and Purchase
                                  Agreement, dated August 2, 2005, by and
                                  between USN Corporation and Brian Kelly,
                                  Michael Reinstein and LGS Holdings, Inc.
                       10.6       Amended and Restated Asset Purchase Agreement,
                                  dated August 2, 2005, by and between USN
                                  Corporation and LGS Holdings, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USN CORPORATION


Date:  August 4, 2005                         /S/ TERRY WASHBURN
                                              ------------------------------
                                                   (Signature)

                                              Name:  Terry Washburn
                                              Title: Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
-----------       --------------------------------------------------------------

10.5 Amended and Restated Assignment and Purchase Agreement, dated August 2, 2005, by and between USN Corporation and Brian Kelly, Michael Reinstein and LGS Holdings, Inc.

10.6 Amended and Restated Asset Purchase Agreement, dated August 2, 2005, by and between USN Corporation and LGS Holdings, Inc.